FIRST SUPPLEMENTAL INDENTURE (this “First Supplemental Indenture”), dated as of September 20, 2006, by and among BPC Holding Corporation, a Delaware corporation (the “Company”), the guarantors listed on Schedule A attached hereto (the “Guarantors”), BPC Acquisition Corp., a Delaware corporation (“Merger Sub”), and Wells Fargo Bank, National Association, as Trustee (the “Trustee”).

WITNESSETH:

WHEREAS, Merger Sub has heretofore executed and delivered to the Trustee an Indenture (the “Indenture”), dated as of September 20, 2006, providing for the issuance of $425,000,000 aggregate principal amount of its 11% Senior Subordinated Notes due 2016 (the “Notes”);

WHEREAS, the Company desires to execute and deliver this First Supplemental Indenture to the Trustee for the purpose of becoming liable, as the issuer of the Notes, for all of Merger Sub’s obligations under the Indenture and the Notes;

WHEREAS the Guarantors desire to execute and deliver this First Supplemental Indenture to the Trustee for the purpose of guaranteeing the payment of all obligations of the Issuer under the Indenture and the Notes and the performance within applicable grace periods of all other obligations of the Issuers under the Indenture and the Notes, on the terms and conditions set forth in Article 11 of the Indenture; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee and Merger Sub are authorized to execute and deliver this First Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Guarantors, Merger Sub and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

SECTION 1. Capitalized Terms. Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture.

SECTION 2. Issuers. The Company hereby agree that they are henceforth liable, as issuer of the Notes, for all of Merger Sub’s obligations under the Indenture and the Notes, on the terms and conditions set forth therein.

SECTION 3. Guarantees. Each of the Guarantors hereby agrees, jointly and severally with all other Guarantors, to guarantee the Company’s obligations under the Notes on the terms and subject to the conditions set forth in Article 11 of the Indenture and to be bound by all applicable provisions of the Indenture.

SECTION 4. Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This First Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

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SECTION 5. Governing Law. THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made solely by the Company, Merger Sub and the Guarantors. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed by the Trustee by reason of this First Supplemental Indenture. This First Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto. In entering into this First Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided.

SECTION 7. Counterparts. The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 8. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction of this First Supplemental Indenture.

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IN WITNESS WHEREOF, the parties have caused this First Supplemental Indenture to be duly executed as of the date first written above.

ISSUER

BPC HOLDING CORPORATION

By:______________________________________
    Name: James M. Kratochvil
Title: Executive Vice President, Chief Financial Officer,
Treasurer and Secretary

BPC ACQUISITION CORP.

By:______________________________________
     Name: Michael Jupiter
    Title: Vice President and Secretary

IN WITNESS WHEREOF, the parties have caused this First Supplemental Indenture to be duly executed as of the date first written above.

GUARANTORS

BERRY PLASTICS CORPORATION
AEROCON, INC.
BERRY IOWA CORPORATION
BERRY PLASTICS DESIGN CORPORATION
BERRY PLASTICS TECHNICAL SERVICES, INC.
BERRY STERLING CORPORATION
CPI HOLDING CORPORATION
KNIGHT PLASTICS, INC.
PACKERWARE CORPORATION
PESCOR, INC.
POLY-SEAL CORPORATION
VENTURE PACKAGING, INC.
VENTURE PACKAGING MIDWEST, INC.
KERR GROUP, INC.
SAFFRON ACQUISITION CORP.
SUN COAST INDUSTRIES, INC.
SETCO, LLC
TUBED PRODUCTS, LLC
CARDINAL PACKAGING, INC.
LANDIS PLASTICS, INC.
BERRY PLASTICS ACQUISITION CORPORATION III
BERRY PLASTICS ACQUISITION CORPORATION V
BERRY PLASTICS ACQUISITION CORPORATION VII
BERRY PLASTICS ACQUISITION CORPORATION VIII
BERRY PLASTICS ACQUISITION CORPORATION IX
BERRY PLASTICS ACQUISITION CORPORATION X
BERRY PLASTICS ACQUISITION CORPORATION XI
BERRY PLASTICS ACQUISITION CORPORATION XII
BERRY PLASTICS ACQUISITION CORPORATION XIII

By: ______________________________
                        Name: James M. Kratochvil
                Title: Executive Vice President, Chief
                        Financial Officer, Treasurer and
                Secretary of each Guarantor

BERRY PLASTICS ACQUISITION CORPORATION XV, LLC

By: ________________________________
Name: James M. Kratochvil
Title: Manager

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IN WITNESS WHEREOF, the parties have caused this First Supplemental Indenture to be duly executed as of the date first written above.

TRUSTEE

WELLS FARGO BANK, NATIONAL ASSOCIATION, as trustee

By:______________________________________________
Name:
Title: